John Hancock Funds II (the Trust)

Fundamental All Cap Core Fund (the fund)

Supplement dated June 26, 2019 to the current Summary Prospectus (the prospectus), as may be supplemented

Effective on or about July 1, 2019, the Annual fund operating expenses table and the Expense example table for the fund are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2		R4		R6
Management fee	0.67	0.67	0.67	0.67		0.67		0.67
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25		0.25		0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	[1]	0.10	[1]	0.00
Additional other expenses[2]	0.38	0.38	0.38	0.27		0.27		0.27
Total other expenses	0.38	0.38	0.38	0.52		0.37		0.27
Total annual fund operating expenses	1.35	2.05	1.05	1.44		1.29		0.94
Contractual expense reimbursement[3]	–0.09	–0.09	–0.09	–0.09		–0.19	[4]	–0.09
Total annual fund operating expenses after expense reimbursements	1.26	1.96	0.96	1.35		1.10		0.85

1 “Service plan fee” has been restated to reflect maximum allowable fees.

2 “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes; (b) brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) class-specific expenses; (f) borrowing costs; (g) prime brokerage fees; (h) acquired fund fees and expenses paid indirectly; and (i) short dividend expense. This agreement expires on November 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

4 The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on November 30, 2019, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expenses ($)	A	C		I	R2	R4	R6
		Sold	Not Sold
1 year	622	299	199	98	137	112	87
3 years	898	634	634	325	447	390	291
5 years	1,194	1,095	1,095	571	778	689	511
10 years	2,035	2,372	2,372	1,274	1,716	1,540	1,146

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.